Exhibit 10.36
CONFIDENTIAL TREATMENT REQUESTED
AMENDMENT NUMBER THREE
to the
Amended and Restated Transactions Terms Letter
Dated as of October 21, 2010
between
BANK OF AMERICA, N.A.
and
NATIONSTAR MORTGAGE LLC
     This AMENDMENT NUMBER THREE (this “Amendment”) is made as of this 17th day of January, 2012, by and between Bank of America, N.A. (“Buyer”) and Nationstar Mortgage LLC (“Seller”) to the Amended and Restated Transactions Terms Letter, dated as of October 21, 2010 (as amended, supplemented or otherwise modified from time to time, the “Terms Letter”), by and between Buyer and Seller. Reference is hereby made to that certain Amended and Restated Master Repurchase Agreement, dated as of October 21, 2010 (as amended, supplemented or otherwise modified from time to time, the “Agreement”), by and between Buyer and Seller.
     WHEREAS, Seller has requested and Buyer agrees to amend the Terms Letter as more specifically set forth herein; and
     WHEREAS, as of the date of this Amendment, Seller represents to Buyer that it is in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Agreement and the Terms Letter and is not in default under the Agreement or the Terms Letter;
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:
     SECTION 1. Amendments. Effective as of January 17, 2012 (the “Effective Date”) the Terms Letter is hereby amended as follows:
     (a) The Terms Letter is hereby modified by deleting the definition of “Expiration Date” in its entirety and replacing it with the following (with modified text underlined for review purposes):

Expiration Date:	Expiring on January 15, 2013.
     (b) The Terms Letter is hereby modified by deleting the definition of “Aggregate Transaction Limit” in its entirety and replacing it with the following (with modified text underlined for review purposes):

Aggregate Transaction Limit:	$300,000,000, consisting of the sum of the Committed Amount and the Uncommitted Amount; which amount may be increased from time to time at Buyer’s sole discretion as provided in the definition of Uncommitted Amount.
     (c) The Terms Letter is hereby modified by deleting the definition of “Committed Amount” in its entirety and replacing it with the following (with modified text underlined for review purposes):

Committed Amount:	$175,000,000.

     (d) The Terms Letter is hereby modified by deleting the definition of “Uncommitted Amount” in its entirety and replacing it with the following (with modified text underlined for review purposes):

Uncommitted Amount:	$125,000,000 or such greater amount agreed to by Buyer in its sole discretion from time to time.
     (e) The Terms Letter is hereby modified by deleting subclause (a) of the definition of “Financial Covenants” in its entirety and replacing it with the following (with modified text underlined for review purposes):

(a) Minimum Tangible Net Worth:	The sum of (i) $175,000,000 plus (ii) (A) the product of (x) two (2) and (y) the aggregate amount of proceeds received by Seller in connection with an issuance of equity interests in Seller from and after January 17, 2012 divided by (B) three (3).
     (f) The Terms Letter is hereby modified by deleting the definition of “Facility Fee” in its entirety and replacing it with the following (with modified text underlined for review purposes):

Facility Fee:	[***] which is equal to the product of (i) [***] and (ii) the Committed Amount. The Facility Fee shall be deemed due, earned and payable in full on January 17, 2012, in accordance with Section 5.1 of the Agreement. Upon early termination of the Agreement by Seller, no portion of the Facility Fee shall be refunded. The fee is payable based on Committed Amount only and shall be prorated in the event of increases in the Committed Amount.
     (g) The Terms Letter is hereby modified by deleting the definition of “Eligible Mortgage Loans” in its entirety and replacing it with the following (with modified text underlined for review purposes):

Eligible Mortgage Loans:	A Mortgage Loan shall be an Eligible Mortgage Loan only if (i) it is a first lien, fixed or adjustable rate Mortgage Loan on a single family residential property that is either (x) an Agency Eligible Mortgage Loan that is also (1) a Conventional Conforming Mortgage Loan or (2) a Jumbo Mortgage Loan, (y) a Government Mortgage Loan, or (z) a Jumbo Mortgage Loan that is not an Agency Eligible Mortgage Loan, (ii) it was originated in compliance with and remains in compliance with, or was otherwise acquired in compliance with the Agency Guides (unless it is a Jumbo Mortgage Loan that is not an Agency Eligible Mortgage Loan), Buyer’s Correspondent Guidelines (if applicable) and Seller’s underwriting guidelines approved by Buyer in its sole reasonable discretion and (iii) it meets each of the following criteria:

***	Note: Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

(a)	each of the applicable representations and warranties in Section 8.1(r) and 8.1(v) and Exhibit L of the Agreement are true and correct;

(b)	the Purchase Date for such Mortgage Loan is not more than thirty (30) days past the origination date for such Mortgage Loan;

(c)	such Mortgage Loan is not thirty (30) or more days contractually delinquent (as determined by using the MBA method of delinquency) nor has it been thirty (30) or more days contractually delinquent since the origination date for such Mortgage Loan;

(d)	such Mortgage Loan is not subject to a Transaction for longer than the Maximum Dwell Time;

(e)	if such Mortgage Loan is a Wet Mortgage Loan, the Purchase Price of such Mortgage Loan when added to the Aggregate Outstanding Purchase Price of all Purchased Mortgage Loans that are Wet Mortgage Loans, shall not exceed 30% of the Aggregate Transaction Limit;

(f)	if such Mortgage Loan is a Noncompliant Asset (per clause (a) of the definition thereof), the Purchase Price of such Mortgage Loan when added to the Aggregate Outstanding Purchase Price of all other Purchased Mortgage Loans that are Noncompliant Assets (per clause (a) of the definition thereof), shall not exceed 10% of the Aggregate Transaction Limit;

(g)	no rescission notice and/or notice of right to cancel shall have been improperly delivered to the Mortgagor, and the related rescission period related shall have expired;

(h)	such Mortgage Loan was originated with full documentation;

(i)	such Mortgage Loan must have an unpaid principal balance of at least $50,000;

(j)	such Mortgage Loan is not secured by Mortgaged Property located in the Commonwealth of Puerto Rico;

(k)	such Mortgage Loan shall neither be a HELOC Mortgage Loan nor a reverse mortgage loan;

(l)	such Mortgage Loan’s FICO Score is not less than 620 (except as otherwise permitted in clause (m) below);

(m)	if such Mortgage Loan is a Government Mortgage Loan either (i) with a FICO Score between 550 and 619 at the time of origination or (ii) secured by a Manufactured Home originated in compliance with Title II under Section 203(b) of the Federal Housing Act, then the Purchase Price of such Mortgage Loan, when added to the Aggregate Outstanding Purchase Price of (x) all Purchased Mortgage Loans that are Government Mortgage Loans with FICO Scores between 550 and 619 and (y) all Purchased Mortgage Loans that are secured by a Manufactured Homes originated in compliance with Title II under Section 203(b) of the Federal Housing Act, shall not exceed 5% of the Aggregate Transaction Limit;

(n)	[reserved];

(o)	such Mortgage Loan has not been previously rejected for purchase by any investor;

(p)	such Mortgage Loan has not been repurchased by Seller from any Person to whom such Mortgage Loan was previously sold (including transfers in connection with securitizations);

(q)	the Mortgagor in respect of such Mortgage Loan is not a partnership, corporation or other non-natural person (other than an inter-vivos trust which conforms to the Agency Guides);

(r)	if such Mortgage Loan is a Jumbo Mortgage Loan, the original principal balance of such Mortgage Loan was not greater than $1,500,000;

(s)	if such Mortgage Loan is a Jumbo Mortgage Loan that is not an Agency Eligible Mortgage Loan, the Purchase Price of such Mortgage Loan when added to the Aggregate Outstanding Purchase Price of all other Purchased Mortgage Loans that are Jumbo Mortgage Loans that are not Agency Eligible Mortgage Loans, shall not exceed 30% of the Aggregate Transaction Limit;

(t)	if such Mortgage Loan is a Jumbo Mortgage Loan, (i) such Mortgage Loan must be subject to a valid and binding Purchase Commitment with an Approved Investor, and (ii) the related Purchase Commitment must be validly and effectively assigned to Buyer;

(u)	if such Mortgage Loan is a Texas Cash-Out Refinance Mortgage Loan, Buyer has not elected, in its sole discretion, to exclude such Mortgage Loan from the related Transaction; and

(v)	if such Mortgage Loan is a Texas Cash-Out Refinance Mortgage Loan, the Purchase Price of such Mortgage Loan when added to the Aggregate Outstanding Purchase Price of all other Purchased Mortgage Loans that are Texas Cash-Out Refinance Mortgage Loans, shall not exceed 5% of the Aggregate Transaction Limit.
     (h) Schedule 1 of the Terms Letter is hereby modified by deleting it in its entirety and replacing it with the form of Annex A attached hereto (with modified text underlined for review purposes).
     SECTION 2. Condition Precedent — Facility Fee. As a condition precedent to the effectiveness of this Amendment, Seller shall pay to Buyer the Facility Fee in an amount equal to [***] in immediately available funds.
     SECTION 3. Fees and Expenses. Seller agrees to pay to Buyer all fees and out of pocket expenses incurred by Buyer in connection with this Amendment, including all reasonable fees and out of pocket costs and expenses of the legal counsel Buyer incurred in connection with this Amendment, in accordance with Section 12.2 of the Agreement.
     SECTION 4. Defined Terms. Any terms capitalized but not otherwise defined herein should have the respective meanings set forth in the Agreement and the Terms Letter, as applicable.
     SECTION 5. Limited Effect. Except as amended hereby, the Terms Letter shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Terms Letter or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Terms Letter, any reference in any of such items to the Terms Letter being sufficient to refer to the Terms Letter as amended hereby.
     SECTION 6. Representations. In order to induce Buyer to execute and deliver this Amendment, Seller hereby represents to Buyer that as of the date hereof, (i) Seller is in full compliance with all of the terms and conditions of the Principal Agreements and remains bound by the terms thereof, and (ii) no Potential Default or Event of Default has occurred and is continuing under the Principal Agreements.
     SECTION 7. Governing Law. This Amendment shall be construed in accordance with the laws of the State of New York without regard to any conflicts of law provisions (except for Section 5-1401 of the New York General Obligations Law) and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York, except to the extent preempted by federal law.
     SECTION 8. Counterparts. For the purpose of facilitating the execution of this Amendment, and for other purposes, this Amendment may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. The parties intend that faxed signatures and electronically imaged signatures such as ..pdf files shall constitute original signatures and are binding on all parties. The original documents shall be promptly delivered, if requested.
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***	Note: Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, Buyer and Seller have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

BANK OF AMERICA, N.A., as Buyer	NATIONSTAR MORTGAGE LLC, as Seller

By: /s/ Craig Weakley Name: Craig Weakley	By: /s/ Gregory Oniu Name: Gregory Oniu
Title: Managing Director	Title: Senior Vice President
Amendment Three to Amended and Restated Transactions Terms Letter

ANNEX A
SCHEDULE 1
ELIGIBLE ASSETS

	Type		Type Purchase Price	Maximum
	Sublimit*	Type Margin	Percentage	Dwell Time**
Type A:
Agency Eligible Mortgage Loans that are also Conventional Conforming Mortgage Loans (1st lien mortgages only), including Jumbo Mortgage Loans that are Agency Eligible Mortgage Loans	[***]	[***]	[***]	45 calendar days

Type B:
Government Mortgage Loans (1st lien mortgages only)	[***]	[***]	[***]	45 calendar days

Type C:
Jumbo Mortgage Loans that are not Agency Eligible Mortgage Loans (1st lien mortgages only)	[***]	[***]	[***]	45 calendar days

Type D:
Government Mortgage Loans (1st lien mortgages only) that are: (i) secured by manufactured homes and originated in compliance with Title II under FHA 203(b); or (ii) have FICO scores between 550 and 619
	[***]	[***]	[***]	45 calendar days

Noncompliant Assets (per clause (a) of the definition thereof) that are Type A, Type B, Type C or Type D Mortgage Loans that have been subject to one or more Transactions hereunder for a period greater than 45 days but not greater than 60 days.
	[***] [***] [***]	[***] [***] [***]	[***] [***] [***]	15 calendar days from the date on which the Mortgage Loan became a Noncompliant Asset

Wet Mortgage Loans — Type A, Type B, Type C and Type D Mortgage Loans (all Transactions are funded to the closing table with closing agents approved by Buyer) (excluding loans originated under a correspondent program)
	[***] [***] [***]	[***] [***] [***]	[***] [***] [***]	7 Business Days from origination

Texas Cash-Out Refinance Mortgage Loans — Type A and Type B Mortgage Loans	[***]	[***]	[***]	45 calendar days

Eligible Certified Mortgage Loans that are Portfolio Mortgage Loans — Type A and Type B Mortgage Loans	[***]	[***]	[***]	60 calendar days from the date on which the Mortgage Loan first became subject to a Transaction whether or not it was an Eligible Certified Mortgage Loan at the time

Eligible Certified Mortgage Loans that are Pooled Mortgage Loans — Type A, Type B and Type D Mortgage Loans	[***]	[***]	[***]	60 calendar days from the date on which the Mortgage Loan first became subject to a Transaction whether or not it was an Eligible Certified Mortgage Loan at the time

***	Note: Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

	Type		Type Purchase Price	Maximum
	Sublimit*	Type Margin	Percentage	Dwell Time**
Fannie Mae, Freddie Mac or Ginnie Mae Mortgage-Backed Securities	[***]	[***]	[***]	10 calendar days from the date of issuance of security to Buyer

*	Unless otherwise specified, all Type Sublimits are calculated as a percentage of the Aggregate Transaction Limit (as the same may be increased or decreased pursuant to the terms of the Agreement).

**	All Maximum Dwell Times are calculated without regard to whether the time that such Purchased Asset is subject to the Facility is consecutive.

***	Note: Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.